SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 6, 2004



                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                           0-27002                    94-3333649
   --------                           -------                    ----------
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
incorporation
or organization)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                                 (916) 415-0864
                                 --------------
          (Address and telephone number of principal executive offices)




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Item 7. Financial Statements and Exhibits.

         Exhibit No.       Exhibit Description
         -----------       -------------------

         99                Press release announcing year end results

Item 12.  Results of Operations and Financial Condition.

     International DisplayWorks, Inc. announced its results for the fiscal year 2003 on the attached press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERNATIONAL DISPLAYWORKS, INC.,
                                       a Delaware Corporation


Dated:  February 13, 2004              /s/ Stephen C. Kircher
                                       -----------------------------------------
                                       Stephen C. Kircher
                                       Chief Executive Officer